                                                   Contact:
                                                                       T.R. Reid
                                                                    616/923-3417
                                                   T.R. Reid@email.whirlpool.com



           WHIRLPOOL REPORTS IMPROVEMENT IN FOURTH-QUARTER RESULTS;
                 FULL-YEAR OPERATING RESULTS DOWN, AS EXPECTED

     BENTON HARBOR, Mich. -- Jan. 21, 1997 -- Whirlpool Corporation (NYSE: WHR) today said continued strong performances by its North American and Latin American businesses and improvement in its European appliance unit produced a sharp year-over-year increase in fourth-quarter earnings. As anticipated, full-year operating results were down from those for 1995.

     WHIRLPOOL'S FOURTH-QUARTER NET EARNINGS were $45 million, or 60 cents per share, up from $18 million, or 25 cents per share, one year ago. Revenues for the period increased by 3 percent to $2.17 billion.

     Full-year 1996 net earnings totaled $156 million, or $2.08 per share, including a third-quarter charge related to streamlining Whirlpool's Asian headquarters and a North American refrigeration operation. WITHOUT THE CHARGE, 12-MONTH EARNINGS were $175 million, or $2.33 per share, off from $209 million, or $2.80 per share, in 1995. Revenues reached $8.70 billion, 4 percent better than in the prior year.

     Whirlpool Chairman and CEO David R. Whitwam said that the company last year accomplished several significant objectives associated with its global strategy to create long-term value. He acknowledged that "bottom-line financial results were disappointing," but added that profitability varied widely from region to region.

     "The operating performances of our North American and Latin American appliance groups in 1996 were outstanding, and we expect further solid results from them this year," said Whitwam. "We believe that our European business is on a trend of gradual improvement that will carry through 1997, and we anticipate better results from Whirlpool Asia as our volumes in that important market continue to grow."

     WHIRLPOOL NORTH AMERICA turned the cumulative effects of ongoing efficiency gains and more favorable material costs into a 17-percent jump in quarterly operating results. The company is benefiting from strong consumer receptivity to its new KitchenAid dishwashers, KitchenAid and Whirlpool built-in ovens and Whirlpool

                                    - more -

Whirlpool                   Administrative Center, Benton Harbor, Michigan 49022
free-standing ranges, all of which were introduced during third-quarter 1996.
In the latter category, the redesigned products from its new Tulsa, Okla., manufacturing division helped Whirlpool pick up market share in the second half of the year.

     According to Whitwam, regional industry shipments were up by 5 percent in 1996, including disproportionate gains by air conditioners and microwave ovens. Industry totals are expected to be down slightly this year primarily because retail inventories of air conditioners remain high from last season.

     IN EUROPE, Whirlpool was profitable in the fourth quarter, extending a run of improved performance since second-quarter 1996, but suffered a slight full-year operating loss. While the overall economic and industry environment in Western Europe remains weak, the company achieved product-shipment and revenue increases on both quarterly and annual bases. For the year, strong acceptance of several new products led Whirlpool volumes up even as the industry slipped by almost 2 percent. Flat industry shipments are forecasted for 1997.

     TOTAL LATIN AMERICAN EARNINGS were up by 30 percent in the fourth quarter, 19 percent for the year, as Whirlpool's Brazilian affiliates contributed a third straight quarter of markedly higher equity earnings. Whitwam said that industry shipments in Brazil are likely to cool somewhat from last year's 20-percent increase, but are still expected to expand at a double-digit rate in 1997. The company anticipates that Argentina and other key Latin markets will maintain their slow recovery from recent depressed levels.

     WHIRLPOOL ASIA reported a substantial rise in quarterly sales, although, as planned, strategic spending in that fast-growing region resulted in fourth-quarter and full-year operating losses. In late 1996, the Whirlpool brand was introduced to China in three of the four major appliance categories--microwave ovens, washers and air conditioners--on products that feature new aesthetics and higher levels of manufacturing and functional quality.

     Whirlpool Corporation is the world's leading manufacturer and marketer of major home appliances. Headquartered in Benton Harbor, the company manufactures in 13 countries and markets products under 11 major brand names in about 140 countries.

                                      ###


CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (UNAUDITED)
WHIRLPOOL CORPORATION AND SUBSIDIARIES
THREE MONTHS ENDED December 31                                                   Supplemental Consolidating Data
                                                                         -----------------------------------------------
(millions of dollars except share data)         Whirlpool Corporation      Whirlpool with WFC      Whirlpool Financial
                                                    (Consolidated)         on an Equity Basis       Corporation (WFC)
                                                ----------------------   ----------------------   ----------------------
                                                   1996        1995         1996        1995         1996        1995
                                                ----------  ----------   ----------  ----------   ----------  ----------
REVENUES
Net sales                                         $2,126      $2,046       $2,126      $2,046        $ -         $ -
Financial services                                    39          47       -              -           59           56
                                                  ------      ------       ------      ------        ---         ----
                                                   2,165       2,093        2,126       2,046         59           56

EXPENSES
Cost of products sold                              1,644       1,591        1,644       1,591          -          -
Selling and administrative                           421         429          403         407         38           32
Financial services interest                           21          17       -               -          23           21
Intangible amortization                                8           9            8           9          -          -
Restructuring costs                                  -           -            -            -           -          -
                                                  ------      ------       ------      ------        ---         ----
                                                   2,094       2,046        2,055       2,007         61           53
                                                  ------      ------       ------      ------        ---         ----

OPERATING PROFIT                                      71          47           71          39         (2)           3

OTHER INCOME (EXPENSE)
Interest and sundry                                   (3)        (11)         (15)        (13)        12            3
Interest expense                                     (40)        (37)         (38)        (34)         -           -
                                                  ------      ------       ------      ------        ---         ----

EARNINGS BEFORE TAXES AND
    OTHER ITEMS                                       28          (1)          18          (8)        10            6

Income taxes                                          23           4           19           1          4            2
                                                  ------      ------       ------      ------        ---         ----

EARNINGS BEFORE EQUITY EARNINGS
    AND OTHER ITEMS                                    5          (5)          (1)         (9)         6            4

Equity in WFC                                        -           -              5           4          -           -
Equity in affiliated companies                        32          23           32          23          -           -
Minority interests                                     8         -              9          -          (1)          -
                                                  ------      ------       ------      ------        ---         ----


NET EARNINGS                                      $   45      $   18       $   45      $   18        $ 5         $  4
                                                  ======      ======       ======      ======        ===         ====

Per share of Common Stock:
    Net earnings                                  $ 0.60      $ 0.25
                                                  ======      ======
    Cash dividends                                $ 0.34      $ 0.34
                                                  ======      ======

See notes to consolidated condensed financial statements


CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (UNAUDITED)                                                              File: IS10Q4Y
WHIRLPOOL CORPORATION AND SUBSIDIARIES                                                                                   DLR 1/17/97
TWELVE MONTHS ENDED December 31                                                     Supplemental Consolidating Data
                                                                           --------------------------------------------------
(millions of dollars except share data)          Whirlpool Corporation       Whirlpool with WFC         Whirlpool Financial
                                                    (Consolidated)           on an Equity Basis          Corporation (WFC)
                                                -----------------------    -----------------------    -----------------------
                                                   1996         1995          1996         1995          1996         1995
                                                ----------   ----------    ----------   ----------    ----------   ----------
REVENUES
Net sales                                         $8,523       $8,163        $8,523       $8,163         $ -          $ -
Financial services                                   173          184            -            -           224          219
                                                  ------       ------        ------       ------         ----         ----
                                                   8,696        8,347         8,523        8,163          224          219

EXPENSES
Cost of products sold                              6,623        6,245         6,623        6,245           -            -
Selling and administrative                         1,637        1,609         1,557        1,521          131          123
Financial services interest                           71           66            -            -            81           79
Intangible amortization                               35           31            35           31            -            -
Restructuring costs                                   30           -             30           -             -            -
                                                  ------       ------        ------       ------         ----         ----
                                                   8,396        7,951         8,245        7,797          212          202
                                                  ------       ------        ------       ------         ----         ----

OPERATING PROFIT                                     300          396           278          366           12           17

OTHER INCOME (EXPENSE)
Interest and sundry                                   (5)         (13)          (23)         (23)          18           11
Interest expense                                    (165)        (141)         (155)        (129)           -            -
                                                  ------       ------        ------       ------         ----         ----

EARNINGS BEFORE TAXES AND
    OTHER ITEMS                                      130          242           100          214           30           28

Income taxes                                          81          100            70           90           11           10
                                                  ------       ------        ------       ------         ----         ----

EARNINGS BEFORE EQUITY EARNINGS
    AND OTHER ITEMS                                   49          142            30          124           19           18

Equity in WFC                                         -            -             15           14            -            -
Equity in affiliated companies                        93           72            93           72            -            -
Minority interests                                    14           (5)           18           (1)          (4)          (4)
                                                  ------       ------        ------       ------         ----         ----


NET EARNINGS                                      $  156       $  209        $  156       $  209         $ 15         $ 14
                                                  ======       ======        ======       ======         ====         ====

Per share of Common Stock:
    Net earnings                                  $ 2.08       $ 2.80
                                                  ======       ======
    Cash dividends                                $ 1.36       $ 1.36
                                                  ======       ======

See notes to consolidated condensed financial statements

                                                                                                            File: -ME2B09.XLS BSQ496
CONSOLIDATED CONDENSED BALANCE SHEETS                                                                                    JLA 1/20/97
WHIRLPOOL CORPORATION AND SUBSIDIARIES

(millions of dollars)                                                                 Supplemental Consolidating Data
                                                                          -------------------------------------------------------
                                              Whirlpool Corporation           Whirlpool with WFC           Whirlpool Financial
                                                 (Consolidated)               on an Equity Basis            Corporation (WFC)
                                           ---------------------------    --------------------------    -------------------------
                                           December 31     December 31    December 31    December 31    December 31   December 31
                                              1996            1995           1996           1995           1996          1995
                                           (Unaudited)      (Audited)     (Unaudited)     (Audited)     (Unaudited)    (Audited)
                                           -----------     -----------    -----------    -----------    -----------   -----------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Notes payable                                $2,157          $1,998         $  704         $  765         $1,453        $1,233
Accounts payable                                983             977            886            896            111            81
Other current liabilities                       858             854            852            844              6            10
                                             ------          ------         ------         ------         ------        ------
TOTAL CURRENT LIABILITIES                     3,998           3,829          2,442          2,505          1,570         1,324

Long-term debt                                  955             983            887            870             68           113
Postemployment benefits                         563             517            557            517              6            -
Other liabilities                               388             415            270            295            118           120
                                             ------          ------         ------         ------         ------        ------
                                              1,906           1,915          1,714          1,682            192           233

Minority interests                              182             179             82            104            110            75

STOCKHOLDERS' EQUITY
Common stock                                     81              81             81             81              8             8
Paid-in capital                                 246             229            246            229             26            26
Retained earnings                             1,918           1,863          1,918          1,863            242           234
Unearned restricted stock                        (7)             (8)            (7)            (8)            -             -
Currency translation adjustments                (76)            (53)           (76)           (53)            (3)            1
Treasury stock - at cost                       (236)           (235)          (236)          (235)            -             -
                                             ------          ------         ------         ------         ------        ------
TOTAL STOCKHOLDERS' EQUITY                    1,926           1,877          1,926          1,877            273           269

                                             ------          ------         ------         ------         ------        ------
TOTAL LIABILITIES AND EQUITY                 $8,012          $7,800         $6,164         $6,168         $2,145        $1,901
                                             ======          ======         ======         ======         ======        ======

See notes to consolidated condensed financial statements

CONSOLIDATED CONDENSED BALANCE SHEETS
WHIRLPOOL CORPORATION AND SUBSIDIARIES

(millions of dollars)                                                        Supplemental Consolidating Data
                                                                -----------------------------------------------------
                                      Whirlpool Corporation        Whirlpool with WFC         Whirlpool Financial
                                         (Consolidated)            on an Equity Basis          Corporation (WFC)
                                    --------------------------  --------------------------- -------------------------
                                    December 31,  December 31,  December 31,   December 31, December 31, December 31,
                                      1996          1995           1996          1995          1996          1995
                                    (Unaudited)   (Audited)     (Unaudited)    (Audited)    (Unaudited)    (Audited)
                                    ------------ -------------  ------------   ------------ ------------ ------------
ASSETS

CURRENT ASSETS

Cash and equivalents                 $   129        $   149        $   102       $   125       $    27         $    24
Trade receivables, less allowances
     (1996: $45; 1995: $39)              966          1,031            966         1,031            --              --
Financing receivables and leases,
   less allowances
     (1996: $12; 1995: $12)            1,400          1,086             --            --         1,400           1,086
Inventories                            1,034          1,029          1,034         1,029            --              --
Other current assets                     293            246            301           235             6              11
                                     -------        -------        -------       -------       -------         -------
TOTAL CURRENT ASSETS                   3,822          3,541          2,403         2,420         1,433           1,121

Investments and other assets             818            777          1,101         1,046            --              --
Financing receivables and leases,
   less allowances
     (1996: $37; 1995: $30)              704            772             --            --           704             772
Intangibles, net                         870            931            870           931            --              --
                                     -------        -------        -------       -------       -------         -------
                                       2,392          2,480          1,971         1,977           704             772
Property, plant and equipment          3,839          3,662          3,820         3,638            19              24
Accumulated depreciation              (2,041)        (1,883)        (2,030)       (1,867)          (11)            (16)
                                     -------        -------        -------       -------       -------         -------
                                       1,798          1,779          1,790         1,771             8               8
                                     -------        -------        -------       -------       -------         -------
TOTAL ASSETS                         $ 8,012        $ 7,800        $ 6,164       $ 6,168       $ 2,145         $ 1,901
                                     =======        =======        =======       =======       ========        =======


See notes to consolidated condensed financial statements